EGA EMERGING GLOBAL SHARES TRUST

Supplement dated November 29, 2013 to the Prospectus dated July 29, 2013, for EGShares Low Volatility Emerging Markets Dividend ETF (Ticker:  HILO)

Effective February 3, 2014, the investment objective for the EGShares Low Volatility Emerging Markets Dividend ETF will be revised as follows:

“The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index (the “HILO Underlying Index”).”

The HILO Underlying Index is a dividend yield-weighted stock market index comprised of 30 emerging market companies developed to provide a greater dividend yield and lower relative volatility than the FTSE Emerging Markets Index.

In order to minimize the transaction costs, portfolio turnover and potential adverse tax consequences that could affect Fund shareholders in the transition to the HILO Underlying Index, the Fund may, prior to February 3, 2014, begin to transition the Fund’s portfolio to the HILO Underlying Index, including by requiring creation baskets to include some or all of the securities in the HILO Underlying Index. To the extent that, prior to February 3, 2014, the Fund’s portfolio contains securities that are included in the HILO Underlying Index but that are not included in the Fund’s current underlying index, the Fund’s performance may experience tracking error with the current underlying index and may not be able to meet its current investment objective of seeking investment results that correspond (before fees and expenses) to the price and yield performance of the current underlying index.